PRIVATE ADVISORS ALTERNATIVE STRATEGIES MASTER FUND

PRIVATE ADVISORS ALTERNATIVE STRATEGIES FUND

Supplement dated November 4, 2014 (“Supplement”) to the Prospectuses and Statements of Additional Information, dated July 25, 2014

Private Advisors Alternative Strategies Master Fund (“Master Fund”) currently invests in Contrarian Capital Trade Claims Offshore, Ltd. (“Contrarian Offshore Fund”). The Contrarian Offshore Fund is managed by Contrarian Capital Management L.L.C. (“Contrarian Capital”). As of September 30, 2014, exposure to the Contrarian Offshore Fund was approximately 1.9% of the Master Fund’s total net assets. The Master Fund and Private Advisors Alternative Strategies Fund are collectively referred to as the “Funds”.

We have been informed that the former controller of Contrarian Capital was arrested on October 29, 2014 for allegedly misappropriating funds over a number of years. Contrarian Capital manages several funds, including the Contrarian Offshore Fund, and has already reimbursed the full amount of the misappropriated funds known to date.

Based on the facts that have been uncovered to date, we do not expect the Funds’ shareholders to be impacted by this alleged fraudulent activity and shareholders are not expected to bear any losses as Contrarian Capital has reimbursed the full amount of the misappropriated funds known to date. We also do not expect any net asset value per share restatements given the limited size of the Funds’ exposure.

The Master Fund has placed full redemptions with Contrarian Offshore Fund and we expect to receive 79.2% of the Master Fund’s invested capital in June 2015 with the balance returned in December 2015. NYLIM Holdings LLC remains the largest investor, comprising 67% of the Funds’ combined assets as of September 30, 2014.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.